                                                                    EXHIBIT 31.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
              PURSUANT TO SECTION 302 OF SARBANES OXLEY ACT OF 2002

I, Douglas J. Leech, Chief Executive Officer, certify that:

1. I have reviewed this report on Form 10-KSB of Centra Financial Holdings, Inc. (the Company);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4. The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e) for the Company and have:

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

            b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this annual report our conclusions abut the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

            c) disclosed in this report any change in Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the Company's internal control over financial reporting.

5. The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the auditors and the audit committee of the Company's board of directors:

            a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and have identified for the registrant's auditors any material weaknesses in internal controls; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.


/s/ Douglas J. Leech
--------------------

Douglas J. Leech
Chief Executive Officer
March 19, 2004


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